                                                                   Exhibit 10.20

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH IS AVAILABLE, IN THE OPINION OF COUNSEL FOR THE HOLDER (WHICH COUNSEL (WHO MAY BE IN-HOUSE COUNSEL) AND THE SUBSTANCE OF WHICH OPINION ARE REASONABLY SATISFACTORY TO THIS COMPANY).

                         SERVICEWARE TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, ELECTRONIC DATA SYSTEMS CORPORATION ("EDS"), is entitled to subscribe for and purchase from SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at any time from and after the date hereof to and including 5:00 p.m. (local time at the principal office of the Company) on the date that is 18 months after the general release of the Company's eService Suite version 3.0 to the public (the "Exercise Period") except as set forth in Section 1(e), up to 233,333 fully-paid and non-assessable shares of common stock, par value $.01 per share ("Common Stock") at the Warrant Purchase Price as set forth in Section 2 below. The Warrant Purchase Price and the number and character of such shares with respect to which this Warrant is exercisable, are subject to adjustment as hereinafter provided.

                  1. Exercisability. This Warrant shall be exercisable at the times and for the number of shares set forth below:

         (a) If and when EDS and the Company execute the Master Alliance Agreement (the "Alliance Agreement"), EDS shall be entitled to exercise this Warrant at any time during the remainder of the Exercise Period with respect to 16,667 shares of Common Stock.

         (b) EDS agrees to provide one curriculum specialist (the "Specialist") during a 12-week period ending no later than December 31, 2000 (the "Development Period") who shall work with the Company on a full time basis (that is, averaging at least 40 hours per week during the Development Period) in the joint development of a formal certification program for technical and sales personnel of EDS regarding the Company's eService Suite version 3.0 (the "Certification Program"), as may be described in Section 4.1(b)(i) of the Alliance Agreement and who will meet the specific requirements set forth in the Alliance Agreement for such curriculum specialist. If, during the Development Period, EDS shall have provided the Specialist as described in and for the period set forth in the immediately preceding sentence, EDS shall be entitled to exercise this Warrant at any time from the day following the last day of the Development Period and during the remainder of the Exercise Period with respect to an additional 15,333 shares of Common Stock. The Development Period shall be extended by the number of days that no one meeting the criteria set forth above and in the Alliance Agreement was serving as the Specialist plus the number of days that are required to make a satisfactory transition to a replacement Specialist; provided that the Development Period shall not be extended beyond December 31, 2000.

         (c) When the Certification Program has been completed as outlined in the Alliance Agreement, the Company shall notify EDS in writing. The Company shall notify EDS in writing promptly following certification of any EDS professional personnel under the Certification Program. For each EDS professional person who satisfactorily completes the Certification Program during the Exercise Period EDS shall be entitled to exercise this Warrant with respect to an additional 2,267 shares of Common Stock at any time from the date of such certification during the remainder of the Exercise Period, up to a total of 30 EDS personnel or an additional 68,000 shares of Common Stock.

         (d) Provided that a Master Software License Agreement (the "MSLA") between EDS and the Company is signed on or before June 30, 2000, then, upon signing of such MSLA by EDS and the Company, EDS shall be entitled to exercise this Warrant at any time during the remainder of the Exercise Period with respect to an additional 33,333 shares of Common Stock.

         (e) Provided EDS and the Company enter into the MSLA no later than June 30, 2000, EDS shall be entitled to exercise this Warrant with respect to an additional 100,000 shares of Common Stock between 8:00 a.m. and 5:00 p.m. (local time at the principal office of the Company) on the third anniversary of the effective date of the MSLA, notwithstanding the Exercise Period set forth above. The ability to exercise this Warrant pursuant to this Section 1(e) shall be accelerated with respect to 10,000 shares upon the presentment by EDS to the Company of a bona fide (i) written agreement between EDS and a third party to license or purchase a subscription to, as the case may be, a product proprietary to the Company, for a third party (exclusive of EDS or any subsidiary or affiliate thereof) to load the Company's product for the third party's own use (excluding the EDS product currently named the Web Portal Help Desk) all according to the terms and conditions of the MSLA or (ii) a non-cancelable purchase order by EDS for a license or subscription to, as the case may be, a product proprietary to Company, for EDS to use the Company product for EDS's own internal use and not to provide outsourcing services, all according to the terms and conditions of the MSLA. The accelerated exercise set forth in the preceding sentence may occur form the date of presentment of the document described therein until the end of the Exercise Period; provided, however, that EDS shall only be permitted to accelerate the exercise of this Warrant pursuant to this
Section 1(e) on a total of ten occasions, and provided further that EDS may only accelerate its exercise pursuant to Section 1(e)(ii) on no more than two of the ten occasions.

                  2. Warrant Purchase Price. The Warrant Purchase Price shall be $8.00 per share; provided, however, if the closing of the Company's initial public offering of its shares of Common Stock (the "Initial Public Offering") occurs on or before December 31, 2000, the Warrant Purchase Price shall be adjusted to equal the price per share at which the Company sells shares of Common Stock to the public in the Initial Public Offering, as reflected on the cover page of the final prospectus for such offering (the "Offering Price Per Share"); provided further, (1) if EDS has exercised this Warrant prior to date of the Initial Public Offering pursuant to Section 4.1 or 4.2 hereof and (A) the Offering Price Per Share exceeds $8.00 per share, EDS will pay the Company at the address specified for notice in Section 15, in cash, by wire transfer, or by certified or official bank check payable to the order of the Company, or with a combination of payment methods mentioned herein, an amount equal to the product of (i) the amount by which the Offering Price Per Share exceeds $8.00 per share and (ii) the number of shares issued upon exercise of the Warrant at the price of $8.00 per share, or (B) the Offering Price Per Share is less than $8.00 per share, the Company will pay EDS at the address specified for notice in Section 15, in cash, by wire transfer, or by certified or official bank check payable to EDS, an amount equal to the product of (i) the amount by which $8.00 per share exceeds the Offering Price Per Share and (ii) the number of shares issued upon exercise of the Warrant at the price of $8.00 per share; and (2) if EDS has exercised this Warrant prior to the date of the Initial Public Offering pursuant to Section 4.3 hereof, EDS will promptly return the stock certificate issued to it pursuant to Section 4.3 and the Company will cancel said stock certificate and at its expense will forthwith issue and deliver to EDS a new stock certificate representing the number of shares of Common Stock that would have been issued to EDS had the Offering Price Per Share been the Warrant Purchase Price on the date of the original exercise of the Warrant.

                  3. Sale or Exercise Without Registration. The holder of this Warrant represents that it is acquiring this Warrant, and will acquire the shares of Common Stock issuable upon any exercise of this Warrant by such holder, by acceptance thereof, for investment purposes only and not with a view to the distribution thereof (except as permitted by and in compliance with federal and state securities laws). The Company may require on a reasonable basis, as a condition of allowing any exercise or transfer or surrender for exchange of this Warrant or of Common Stock (or Other Securities (as defined below)) previously issued upon the exercise of this Warrant that the holder or transferee of this Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company the same representation, prior to any such exercise or transfer. As used herein, the term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

                  4.       Exercise of Warrant; Partial Exercise; Termination.

                           4.1 Exercise in Full. Subject to the provisions
hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, together with a subscription in the form of the Form of Subscription attached hereto, duly completed, executed and delivered by such holder, to the Company at the address specified for notice in Section 15, accompanied by payment, in cash, by wire transfer, or by certified or official bank check payable to the order of the Company, or with a combination of payment methods mentioned herein, in the amount obtained by multiplying the number of shares (as adjusted) of Common Stock called for on the face of this Warrant by the Warrant Purchase Price (as adjusted).

                           4.2 Partial Exercise. Subject to the provisions
hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 4.1 hereof, except that the amount payable by the holder hereof upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares (without giving effect to any adjustment therein), designated by the holder hereof in the subscription delivered by the holder to the Company in connection with such partial exercise by (b) the Warrant Purchase Price (as adjusted). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder a new Warrant of like tenor, in the name of the holder or as the holder (upon payment of any transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription in the form of the Form of Subscription attached hereto, duly completed, executed and delivered by the holder to the Company.

                           4.3 Net Exercise. In lieu of cash exercising this
Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                            Y (A - B)
                                           -----------
                                    X =      A
Where

         X -- The number of shares of Common Stock to be issued to the holder of this Warrant.

         Y -- The number of shares of Common Stock as to which this Warrant is being exercised.

         A --     The fair market value of one share of the Company's Common
                  Stock.

         B -- The Warrant Purchase Price (as adjusted to the date of such calculations).

For purposes of this Section 4.3, the fair market value of Common Stock shall mean the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market in which the Common Stock is traded or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the 10 trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange)). If the Common Stock is not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share as shall be determined in good faith by the Company's Board of Directors or, if EDS objects to such determination, by nationally recognized investment bankers mutually acceptable to EDS and the Company.

                  5. Delivery of Stock Certificates etc., on Exercise. The Company agrees that the shares so purchased shall be deemed to have been issued to the holder hereof as the record owner of such shares immediately after the close of business on the date this Warrant shall have been surrendered and delivery of payment for such shares shall have been made as aforesaid. Issuance of shares upon exercise of this Warrant shall be subject to compliance with all provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 and any relevant state securities laws. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as the holder (upon payment by the holder of any applicable transfer taxes) may direct (provided delivery to any person other than the holder is in compliance with federal and state securities laws), a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which the holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which the holder would otherwise be entitled, cash equal to such fraction multiplied by the then fair market value of one full share as determined in good faith by the Board of Directors of the Company, together with any other stock or other securities and property (including cash, where applicable) to which the holder is entitled upon such exercise pursuant to Section 5 hereof or otherwise.

                  6. Adjustments. The above provisions are, however, subject to the following:

                           6.1 Adjustment of Warrant Purchase. The Warrant
Purchase Price set forth in Section 2 of this Warrant shall be subject to adjustment from time to time as hereinafter provided. The term "Warrant Purchase Price" means, unless and until any such adjustment shall occur, the Warrant Purchase Price set forth in Section 2 and after any such adjustment, the Warrant Purchase Price resulting from such adjustments.

                           6.2 Adjustment of Number of Shares. Upon each
adjustment of the Warrant Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

                           6.3. Stock Dividends, Stock Splits, etc.  In the
event that the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Warrant Purchase Price then in effect shall be adjusted, effective at the close of business on the date for the determination of stockholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing (A) the product obtained by multiplying the Warrant Purchase Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (B) the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

                           6.4  Reorganization or Reclassification.  If any
capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place.

                           6.5 Computations. The Company may retain the
independent public accounting firm regularly retained by the Company, to make any computation required under this Section 6.

                           6.6  Notice of Adjustment.   Whenever there is an
adjustment in the Warrant Purchase Price or in kind of securities issuable upon exercise of this Warrant, or both, as provided in this Section 6, the Company shall (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the President, Vice President or Chief Financial Officer of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment, and (ii) cause a copy of such calculation of the adjustment and a notice stating that such adjustment has been effected and stating the Warrant Purchase Price then in effect and the number and kind of securities issuable upon exercise of this Warrant to be sent to EDS in accordance with Section 15 and to any other holder at such holder's last address appearing on the books maintained by the Company for registration of the Warrant, which notice to any holder other than EDS shall be conclusively presumed to have been duly given, whether or not such holder (other than EDS) receives such notice.

                  7. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.


                  8. Reservation of Stock, etc., Issuable on Exercise of Warrant. The Company shall from time to time take all such action as may be requisite to assure that the par value per share of Common Stock is at all times equal to or less than the Warrant Purchase Price per share then in effect. Until the expiration of the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to provide for the exercise of the rights represented by this Warrant. The Company shall take all such action as may be necessary to assure that such Common Stock (or Other Securities) may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock of the Company may be listed. The Company shall not take any action which would result in any adjustment of the Warrant Purchase Price if the total number of shares of Common Stock issuable after such action upon exercise of all Warrants then outstanding would exceed the total number of then authorized but unissued Common Stock reserved therefore.

                  9. Exchange of Warrant. Subject to the provisions of Sections 3 and 13 hereof, upon surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder a new Warrant of like tenor, in the name of such holder or as the holder (upon payment by such holder of any applicable transfer taxes) may direct (provided such delivery to another person is in compliance with federal and state securities laws), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

                  10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company (with the reasonable contractual indemnity of EDS being sufficient) or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  11. Warrant Agent. The Company may, by written notice to the holder, appoint an agent for the purpose of issuing Common Stock (or Other Securities) upon the exercise of this Warrant pursuant to Section 4 hereof, exchanging the Warrant pursuant to Section 9 hereof, and replacing the Warrant pursuant to Section 10 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

                  12. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  13. Negotiability, etc.

                           13.1     Transfer. Title to this Warrant may not be
transferred other than to an "Affiliated Entity", as defined below, and this Warrant may be exercised only by EDS or by any Affiliated Entity. For the purposes hereof, an "Affiliated Entity" shall mean any entity of which more than fifty percent (50%) of the outstanding voting securities is owned, directly or indirectly, by EDS or which owns, directly or indirectly, more than fifty percent (50%) of the voting securities of EDS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. The performance criteria set forth in Section 1(b), 1(c) or 1(e) must be satisfied by EDS notwithstanding any transfer of this Warrant to an Affiliated Entity.

                           13.2     Restrictions on Transferability.  In no
event shall the Company be obligated to effect any transfer of the Warrant or the shares issuable upon exercise thereof unless:


         (a) a registration statement is in effect with respect thereto under the Securities Act of 1933, as amended, or the Company has received an opinion of counsel (who may be in-house counsel), and the substance of such opinion shall be reasonably satisfactory to the Company, that such registration is not required; and

         (b) the Warrant is surrendered to the Company at its principal office together with the form of assignment attached hereto, duly completed, executed and guaranteed by a commercial bank or trust company or by a member firm of the New York or American Stock Exchange, and sufficient funds to pay any transfer tax. The foregoing covenants in this Section 13.2(a) shall not apply if the transfer is made to an Affiliated Entity or if the disposition is made under Rule 144(k) under the Securities Act of 1933, as amended. The provisions of
Section 13.2(a) requiring an opinion of counsel are intended solely to ensure compliance with the provisions of the Securities Act of 1933, as amended.

                           13.3     Registration Rights.  With respect to all
shares issuable upon exercise of the Warrant, the holder of the Warrant is entitled to the benefits of a certain Amended and Restated Registration Rights Agreement being entered into by and among the Company, EDS and certain other stockholders of the Company on the date hereof.

                           13.4     Restrictive Legend.  Each certificate
representing shares issuable upon exercise hereof or any other securities issued in respect thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL (WHO MAY BE IN-HOUSE COUNSEL) FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Such legend and the provisions of Section 13.4 are intended solely to ensure compliance with the provisions of the Securities Act of 1933, as amended.

                  14. No Voting or Dividend Rights. This Warrant does not confer upon the holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company, in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company prior to the exercise hereof. No cash dividends shall be payable or accrued in respect of this Warrant or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised, whereupon the registered holder of this Warrant shall be the holder of such Common Stock for all purposes.


                  15. Notices, etc. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing and addressed to such party at the address set forth below, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Such notice or other communications shall be deemed delivered when delivered in person by hand or, if earlier, five (5) days after deposit with the U.S. postal service, if sent as first class mail, return receipt requested, with all postage and fees prepaid.

                  If to the Company:
                  ServiceWare Technologies, Inc.
                  Oakmont, Pennsylvania  15139
                  Attention:  President
                  Telephone:  412-826-1158
                  Facsimile:  412-826-0577

                  If to EDS:
                  Electronic Data Systems Corporation
                  MS H3-3A-05
                  5400 Legacy Drive
                  Plano, TX 75024
                  Attn: General Counsel
                  Facsimile: (972) 605-5610

                  16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The parties hereto have agreed to submit to the arbitration procedures set forth in Section 4.1 of the Warrant Purchase Agreement, dated the date hereof, between the Company and EDS with respect to the breach or interpretation of this Warrant and the transactions contemplated hereby or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Warrant and the transactions contemplated hereby.

Dated:   June 2, 2000



                                     SERVICEWARE TECHNOLOGIES, INC.





                                     By:_/s/ Mark Tapling_____________________
                                     Name:  Mark Tapling
                                     Title: President and Chief Executive
                                            Officer

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To:      SERVICEWARE TECHNOLOGIES, INC.

                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______* shares of Common Stock of ServiceWare Technologies, Inc., and herewith makes payment of $_____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to:


                         ----------------------------------
                                      Name


                         ----------------------------------
                                     Address


                         ----------------------------------
                              City, State, Zip Code


                         ----------------------------------
                            Taxpayer Identification Number

Dated:                   _________________________________

                         (Signature must conform in all
                         respects to name of holder as
                         specified on the face of the Warrant)



--------

     * Insert here the number of shares called for on the face of the Warrant (or, in the case or a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

         FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns and transfers unto _____ the right represented by the within Warrant to purchase shares of Common Stock of ServiceWare Technologies, Inc. to which the within Warrant relates, and appoints _____ Attorney to transfer such right on the books of such corporation with full power of substitution in the premises.

Dated:

                                         --------------------------------------
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)

                                         --------------------------------------

Address

-----------------------------------

Signature guaranteed by a Bank
or Trust Company or by a Member
Firm of the New York or
American Stock Exchange